`                   Exhibit 10.18


                          ANNTAYLOR STORES CORPORATION
                             SPECIAL SEVERANCE PLAN


            AnnTaylor   Stores   Corporation,   a  Delaware   corporation   (the

"Company"),  hereby adopts the AnnTaylor Stores  Corporation  Special  Severance

Plan (the  "Plan") for the benefit of certain  employees  of the Company and its subsidiaries, on the terms and conditions hereinafter stated.


            The Plan, as set forth herein,  is intended to help retain qualified employees,  maintain a stable work environment and provide economic  security to certain  employees of the Company in the event of a Qualifying  Termination  (as defined herein).  The Plan, as a "severance pay arrangement"  within the meaning of Section  3(2)(B)(i) of ERISA, is intended to be excepted from the definitions of "employee  pension  benefit plan" and "pension  plan" set forth under Section

3(2) of ERISA,  and is intended to meet the  descriptive  requirements of a plan constituting a "severance pay plan" within the meaning of regulations  published by the  Secretary  of  Labor at  Title  29,  Code of  Federal  Regulations,  ss.

2510.3-2(b).



SECTION 1.  DEFINITIONS.  As hereinafter used:
            -----------



            1.1 "Affiliate" shall mean any corporation,  directly or indirectly,
                 ---------
through one or more intermediaries,  controlling,  controlled by or under common control with the Company.



            1.2  "Annual  Compensation"  shall mean (i) the  Severed  Employee's
                  --------------------
current  rate of base salary  (determined  immediately  prior to the  Qualifying

Termination and without regard to any decrease in such salary  constituting Good

Reason),  plus (ii) the average of the Severed  Employee's annual bonuses earned in respect of the three full  fiscal  years (or the number of full years  worked with the Company,  if fewer than three) immediately  preceding the year in which the Change in Control occurs or, if higher, in which the Qualifying  Termination occurs.



            1.3 "Board" shall mean the Board of Directors of the Company.
                 -----


            1.4  "Cause"  shall  mean,  with  respect  to a  termination  of the
                  -----
Employee's employment with the Company, (i) the willful and continued failure by the Employee to  substantially  perform the  Employee's  duties with the Company

(other than by reason of physical or mental  incapacity)  or (ii) the conviction of the Employee for the commission of a felony involving moral turpitude.



            1.5 "Change in Control" shall be deemed to have occurred if:
                 -----------------

            (I)   any "person", as such term is used in Sections 13(d) and

                  14(d) of the Exchange Act, other than (A) the Company, (B)

                  any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (C) any

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

                  corporation owned, directly or indirectly, by the

                  stockholders of the Company (in substantially the same

                  proportion as their ownership of shares), (a "Person") is

                  or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of

                  securities of the Company representing 30% or more of the

                  combined voting power of the Company's then outstanding

                  voting securities;




            (II)  during any period of not more than two consecutive years,

                  individuals who at the beginning of such period constitute the Board, and any new director (other than a director

                  designated by a person who has entered into an agreement

                  with the Company to effect a transaction described in

                  clause (I), (III) or (IV) of this Section 1.5) whose

                  election by the Company's stockholders was approved by a

                  vote of at least two-thirds (2/3) of the directors then

                  still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to

                  constitute at least a majority thereof;



(III)             the   stockholders   of  the  Company   approve  a  merger  or

                  consolidation of the Company with any other corporation, other than (A) a merger or  consolidation  which would result in the voting securities of the Company outstanding immediately prior

                  thereto   continuing   to   represent   (either  by  remaining

                  outstanding or by being  converted  into voting  securities of the  surviving  or parent  entity) 50% or more of the combined voting power of the voting  securities  of the Company or such surviving or parent entity outstanding  immediately after such merger  or  consolidation  or (B) a  merger  or  consolidation effected to  implement a  recapitalization  of the Company (or similar  transaction)  in which no  Person is or  becomes  the beneficial owner (as defined in clause (I) above), directly or indirectly,  of securities of the Company  representing 30% or more  of the  combined  voting  power  of the  Company's  then outstanding securities; or



(IV)              the  stockholders  of the  Company  approve a plan of complete liquidation  of the  Company or an  agreement  for the sale or disposition by the Company of all or substantially  all of the

                  Company's assets (or any transaction having a similar effect).



            1.6 "Code" shall mean the Internal  Revenue Code of 1986,  as it may
                 ----
be amended from time to time.



            1.7 "Committee" shall mean the Compensation Committee of the Board.
                 ---------

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            1.8 "Company" shall mean AnnTaylor  Stores  Corporation,  a Delaware
                 -------
corporation, or any successor thereto.



            1.9 "Disability"  shall mean a physical or mental condition  causing
                 ----------
the  Employee to be unable to  substantially  perform his or her duties with the

Company,  including,  without limitation, such condition entitling him or her to benefits  under  any sick pay or  disability  income  policy or  program  of the

Company.



            1.10 "Effective Date" shall mean January 1, 2000.
                  --------------


            1.11 "Employee" shall mean any employee of the Company or any direct
                  --------
or indirect  subsidiary  of the Company who is a Level I, Level II, Level III or

Level IV Employee.



            1.12 "ERISA" shall mean the Employee  Retirement Income Security Act
                  -----
of 1974, as it may be amended from time to time.



            1.13 "Exchange Act" shall mean the Securities  Exchange Act of 1934,
                  ------------
as amended.



            1.14 "Good Reason" shall mean any of the following acts or omissions
                  -----------
that take  place on or after the  occurrence  of a Change  in  Control:  (i) the material diminution in the Employee's duties or authority;  (ii) a change of the

Employee's  place of  employment  by more  than  fifty  (50)  miles;  or (iii) a reduction in the Employee's salary or bonus opportunity; provided, however, that
                                                         -----------------
clause (i) above shall only be  applicable to an Employee who is as a Level I or

Level II Employee.



            1.15 "Level I Employee"  shall mean an Employee who has the title of
                  ----------------
Executive Vice President of the Company or any direct or indirect  subsidiary of the Company.



            1.16 "Level II Employee" shall mean an Employee who has the title of
                  -----------------
Senior Vice President of the Company or any direct or indirect subsidiary of the

Company.



            1.17 "Level III  Employee"  shall mean an Employee who has the title
                  -------------------
of Vice  President  of the Company or any direct or indirect  subsidiary  of the

Company.



            1.18  "Level  IV   Employee"   shall  mean  an  Employee  who  is  a
                   --------------------
Director-level  employee of the Company or any direct or indirect  subsidiary of the Company (including District Managers and Merchandising Managers).



            1.19 "Person" shall mean any individual, entity or group, within the
                  ------
meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

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

            1.20  "Plan   Administrator"   shall  mean  the  person  or  persons
                   --------------------
designated by the Committee or by the Board to administer the Plan.


            1.21  "Potential  Change in Control" shall be deemed to occur in the
                   ----------------------------
event that, after the Effective Date, the Company enters into an agreement,  the consummation of which would result in a Change in Control or the Company, or any

Person  publicly  announces an intention  to take or to consider  taking  action which, if consummated, would constitute a Change in Control.


            1.22  "Qualifying  Termination"  shall  mean  a  termination  of  an
                   -----------------------
Employee's  employment  following  a Change in  Control  and on or  before  such

Employee's Qualifying  Termination Date, either (i) by the Company without Cause or (ii) by the Employee for Good Reason.  Severance Benefits will not be paid in the event of termination of an Employee's  employment by reason of retirement or death,  by the Company for Cause or Disability  or by the Employee  without Good

Reason. A termination of employment will not be deemed to have occurred upon (1)

the transfer of the Employee to  employment  with an Affiliate of the Company if the Affiliate assumes the Company's responsibilities under the Plan with respect to the Employee or (2) the  divestiture of a business with which the Employee is primarily  associated  if the Employee is offered  comparable  employment by the

successor   company  and  such   successor   company   assumes   the   Company's

responsibilities under the Plan with respect to such Employee.


            1.23  "Qualifying  Termination  Date" shall mean the date  occurring
                   -----------------------------
twenty-four (24) months following a Change in Control.



            1.24  "Severance  Benefits"  shall mean the  payments  and  benefits
                   -------------------
provided to Severed Employees pursuant to Section 2.1 and 2.2 hereof.


            1.25  "Severance  Date"  shall  mean the  date on which an  Employee
                   ---------------
incurs a Qualifying Termination.



            1.26  "Severance Multiple" shall mean:
                   ------------------

                  (a)  with respect to Level I Employees, two and one-half;


                  (b) with respect to Level II employees, two;


                  (c) with respect to Level III Employees, one and one-half; and


                  (d) with respect to Level IV Employees, one.



            1.27  "Severed  Employee"  shall mean an Employee who has incurred a
                   -----------------
Qualifying Termination.



Additional definitions are set forth within the Plan and shall have the meanings ascribed to them in the Plan.

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


SECTION 2.  BENEFITS.


            2.1 Subject to Section 2.4 hereof,  each Severed  Employee  shall be entitled to receive  from the Company an amount  equal to the product of (i) the

Severed Employee's Annual Compensation and (ii) the Severed Employee's Severance

Multiple (the "Severance  Amount").  The Severance  Amount shall be paid to such

Severed Employee in a lump sum as soon as practicable but no later than ten days following the first date on which the Release  referred to in Section 2.5 hereof is no longer  revocable.  The Severance Amount that a Severed Employee  receives under this Plan shall not be taken into  account  for  purposes  of  determining benefits under any other qualified or nonqualified plans of the Company.



            2.2  Subject  to  Section  2.4  hereof,   commencing   on  the  date

immediately  following the Severed Employee's  Severance Date and continuing for the period set forth below (the  "Welfare  Benefit  Continuation  Period"),  the

Company shall provide each Severed  Employee and anyone  entitled to claim under or through such Severed Employee with all Company-paid  benefits under any group health plan and life  insurance  plan of the  Company (as in effect  immediately prior to the such Severed Employee's Severance Date or, if more favorable to the

Severed  Employee,  immediately  prior  to the  Change  in  Control)  for  which employees of the Company and its subsidiaries  are eligible,  to the same extent as if such Severed  Employee  had  continued to be an employee of the Company or any subsidiary  thereof during the Welfare Benefit  Continuation  Period. To the extent that the Severed Employee's participation in Company benefit plans is not practicable,  the  Company  shall  arrange to  provide,  at the  Company's  sole expense, the Severed Employee and anyone entitled to claim under or through such

Severed  Employee with  equivalent  health and life insurance  benefits under an alternative  arrangement  during the Welfare Benefit  Continuation  Period.  The coverage  period for purposes of the group health  continuation  requirements of

Section  4980B of the Code  shall  commence  at the  expiration  of the  Welfare

Benefit  Continuation  Period.  For  purposes of this  Section  2.2, the Welfare

Benefit  Continuation  Period shall be the product of (a) the Severed Employee's

Severance Multiple and (b) twelve months.



            2.3 In the  event  of a claim by an  Employee  as to the  amount  or timing of any payment or benefit under the Plan, such Employee shall present the reason  for his or her  claim in  writing  to the Plan  Administrator.  The Plan

Administrator  shall,  within  thirty  (30) days after  receipt of such  written claim, send a written notification to the Employee as to its disposition. In the event the claim is wholly or partially denied,  such written  notification shall

(i) state the  specific  reason or reasons  for the denial,  (ii) make  specific reference  to  pertinent  Plan  provisions  on which the denial is based,  (iii)

provide a description  of any additional  material or information  necessary for the  Employee to perfect the claim and an  explanation  of why such  material or information is necessary, and (iv) set forth the procedure by which the Employee may appeal the denial of his or her claim.  In the event an  Employee  wishes to appeal the denial of his or her  claim,  he or she may  request a review of such denial by making application in writing to the Plan Administrator within fifteen

(15) days  after  receipt  of such  denial.  Such  Employee  (or his or her duly

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

authorized  legal   representative)  may,  upon  written  request  to  the  Plan

Administrator, review any documents pertinent to his or her claim, and submit in writing  issues and comments in support of his or her  position.  Within  thirty

(30) days after receipt of a written appeal (unless special circumstances,  such as the need to hold a hearing,  require an  extension  of time,  but in no event more than thirty (30) days after such  receipt),  the Plan  Administrator  shall notify  the  Employee  of the final  decision.  The final  decision  shall be in writing and shall include specific reasons for the decision, written in a manner calculated  to be understood  by the  claimant,  and specific  references to the pertinent Plan provisions on which the decision is based.



            2.4 No  Employee  shall be eligible  to receive  Severance  Benefits unless he or she first executes a Release  (substantially in the form of Exhibit

A hereto)  in favor of the  Company  and  others  set forth on said  Exhibit  A,

relating  to all  claims  or  liabilities  of any  kind  relating  to his or her employment  with the Company or a subsidiary  thereof and the termination of the

Employee's employment.



            2.5 The Company shall pay to each Employee all reasonable legal fees and  expenses  incurred  by such  Employee in seeking in good faith to obtain or enforce any right or benefit  provided under this Plan (other than any such fees and  expenses  incurred in pursuing any claim  determined  to be frivolous by an arbitrator or by a court of competent jurisdiction).



            2.6 (a) In the event that any  payment or benefit  received or to be received hereunder by a Severed Employee who is a Level I Employee or a Level II

Employee (a "Severed  Executive")  would be subject (in whole or in part) to the tax (the "Excise Tax") imposed under Section 4999 of the Code, the Company shall pay to the Severed Executive such additional amounts (the "Gross-Up Payment") as may be necessary to place the Severed  Executive in the same after-tax  position in which he or she would  have been had no  portion  of the Total  Payments  (as hereinafter  defined)  been subject to the Excise Tax. For purposes of the Plan,

"Total Payments" shall mean any payments made or benefits provided in connection with a Change in  Control  of the  Company  or the  termination  of the  Severed

Executive's employment,  whether such payments or benefits are received pursuant to the terms of this Plan or any other plan,  arrangement  or agreement with the

Company,  any person whose actions  result in a Change in Control of the Company or any person affiliated with the Company or such person.


            (b) In the event that the Excise Tax is  subsequently  determined to be less than the amount  taken into  account  hereunder,  the Severed  Executive shall repay to the  Company,  at the time that the amount of such  reduction  in

Excise  Tax  is  finally  determined,   the  portion  of  the  Gross-Up  Payment

attributable  to the  reduction  (plus  that  portion  of the  Gross-Up  Payment attributable  to the Excise Tax and federal,  state and local income tax imposed on the Gross-Up Payment being repaid by the Severed Executive to the extent that such  repayment  results in a reduction in Excise Tax and/or  federal,  state or income tax deduction)  plus interest on the amount of such repayment at the rate

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

provided in Section  1274(b)(2)(B) of the Code. In the event that the Excise Tax is  determined to exceed the amount taken into account  hereunder  (including by reason of any payment the existence of which cannot be determined as the time of the Gross-Up Payment),  the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the

Severed  Executive  with  respect of such excess) at the time that the amount of such excess if finally  determined.  The Severed Executive and the Company shall each reasonably  cooperate with the other in connection with any  administrative or judicial  proceedings  concerning  the  existence or amount of liability  for

Excise Tax with respect to the Total Payments.




SECTION 3.  PLAN ADMINISTRATION.
            -------------------

            3.1 The Plan shall be interpreted,  administered and operated by the

Plan Administrator,  which shall have complete authority, in its sole discretion subject  to the  express  provisions  of the  Plan,  to  determine  who shall be eligible for Severance Benefits, to interpret the Plan, to prescribe,  amend and

rescind  rules  and   regulations   relating  to  it,  and  to  make  all  other

determinations necessary or advisable for the administration of the Plan.



            3.2 All questions of any character  whatsoever arising in connection with the  interpretation of the Plan or its administration or operation shall be submitted  to and  settled  and  determined  by  the  Plan  Administrator  in an equitable  and fair  manner in  accordance  with the  procedure  for  claims and appeals described in Section 2.3 hereof.



            3.3 The Plan  Administrator may delegate any of its duties hereunder to such person or persons from time to time as it may designate.



            3.4 The Plan  Administrator is empowered,  on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the  performance  of its duties under the Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the  specified  services  and  duties for which  they are  engaged,  and such persons shall have no other duties,  obligations or  responsibilities  under the

Plan. Such persons shall exercise no  discretionary  authority or  discretionary control  respecting the management of the Plan. All reasonable  expenses thereof shall be borne by the Company.




SECTION 4.  PLAN MODIFICATION OR TERMINATION.
            --------------------------------


            The Plan may be  amended  or  terminated  by the  Board at any time;

provided,  however,  that (i) no termination or amendment of the Plan may reduce the Severance  Benefits  payable under the Plan to an Employee if the Employee's

termination  of  employment   with  the  Company  has  occurred  prior  to  such

termination  of the Plan or  amendment  of its  provisions  and (ii)  during the pendency of a Potential Change in Control and following a Change in Control, the

Plan may not be  terminated  and may not be amended  without the consent of each

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

affected  Employee,  if such amendment  would be adverse to the interests of any

Employee.



SECTION 5.  GENERAL PROVISIONS.
            ------------------


            5.1  Except as  otherwise  provided  herein  or by law,  none of the payments,  benefits or rights of any  Employee  shall be subject to any claim of any creditor,  and, in particular,  to the fullest extent  permitted by law, all such payments,  benefits and rights shall be free from attachment,  garnishment,

trustee's  process,  or any other legal or  equitable  process  available to any creditor  of such  Employee.  No  Employee  shall  have the  right to  alienate,

anticipate,  commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive,  contingently  or  otherwise,  under this

Plan.



            5.2  Neither the  establishment  of the Plan,  nor any  modification thereof,  nor the creation of any fund, trust or account, nor the payment of any benefits  shall be construed as giving any Employee,  or any person  whomsoever,

the  right to be  retained  in the  service  of the  Company  or any  subsidiary thereof,  and all Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.



            5.3 If  any  provision  of  this  Plan  shall  be  held  invalid  or unenforceable,  such invalidity or  unenforceability  shall not affect any other provisions  hereof,  and this Plan shall be  construed  and  enforced as if such provisions had not been included.



            5.4  This  Plan  shall  be  binding   upon  the  heirs,   executors,

administrators,  successors and assigns of the parties, including each Employee,

present and future, and any successor to the Company.



            5.5 The headings and captions  herein are provided for reference and convenience  only,  shall not be considered  part of the Plan,  and shall not be employed in the construction of the Plan.



            5.6 The Plan shall not be funded.  No Employee  shall have any right to, or  interest  in,  any  assets of the  Company  which may be  applied by the

Company to the payment of benefits or other rights under this Plan.



            5.7  Any  benefit  payable  to or for the  benefit  of a  minor,  an incompetent  person or other person incapable of giving a receipt therefor shall be deemed paid when paid to such person's  guardian or to the party providing or reasonably  appearing to provide for the care of such  person,  and such payment shall fully discharge the Company, its subsidiaries,  the Plan Administrator and all other parties with respect thereto.  If a Severed Employee dies prior to the payment of all benefits due such Severed Employee,  such unpaid amounts shall be paid to the executor, personal representative or estate of such Employee.

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            5.8 Any notice or other communication required or permitted pursuant to the terms  hereof  shall  have been duly given  when  delivered  or mailed by

United  States mail,  first class,  postage  prepaid,  addressed to the intended recipient at his, her or its last known address.



            5.9 This Plan shall be construed and enforced  according to the laws of the State of Delaware,  without  giving effect to its principles of conflicts of law,  to the extent not  preempted  by federal  law,  which  shall  otherwise control.

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
                                                          EXHIBIT A

                                RELEASE AGREEMENT
                                -----------------

            In  consideration  of the payments and benefits  provided for in the annexed AnnTaylor Stores  Corporation  Special Severance Plan (the "Plan"),  and

the release from [insert  employee's  name] (the  "Employee")  set forth herein,

AnnTaylor Stores Corporation (the "Company") and the Employee agree to the terms of this  Release  Agreement.  Capitalized  terms  used and not  defined  in this

Release Agreement shall have the meanings assigned thereto in the Plan.



            1. The Employee acknowledges and agrees that the Company is under no obligation  to offer the  Employee  the  payments  and benefits set forth in the annexed  Plan,  unless  the  Employee  consents  to the  terms  of this  Release

Agreement.  The Employee further acknowledges that he/she is under no obligation to consent to the terms of this  Release  Agreement  and that the  Employee  has entered into this agreement freely and voluntarily.



            2. The Employee  voluntarily,  knowingly and willingly  releases and forever  discharges the Company and its Affiliates,  together with its and their respective officers, directors,  partners,  shareholders,  employees and agents,

and each of its and their  predecessors,  successors and assigns  (collectively,

"Releasees"),   from  any  and  all  charges,   complaints,   claims,  promises,

agreements, controversies, causes of action and demands of any nature whatsoever that the Employee or his/her  executors,  administrators,  successors or assigns ever had, now have or  hereafter  can,  shall or may have  against  Releasees by reason of any matter,  cause or thing  whatsoever  arising  prior to the time of signing of this Release Agreement by the Employee. The release being provided by the  Employee in this  Release  Agreement  includes,  but is not limited to, any rights or claims relating in any way to the Employee's  employment  relationship with the Company or any its Affiliates, or the termination thereof, or under any statute,  including the federal Age  Discrimination  in Employment  Act of 1967,

Title VII of the Civil  Rights Act of 1964,  the Civil  Rights Act of 1990,  the

Americans with Disabilities Act of 1990, the Employee Retirement Income Security

Act of 1974, the Family and Medical Leave Act of 1993, each as amended,  and any other federal, state or local law or judicial decision.



            3. The  Employee  acknowledges  and agrees  that  he/she  shall not,

directly or indirectly,  seek or further be entitled to any personal recovery in any lawsuit or other claim  against the Company or any other  Releasee  based on any event arising out of the matters released in paragraph 2.



            4.  Nothing  herein  shall  be  deemed  to  release  (i)  any of the

Employee's  rights  under the Plan or (ii) any of the vested  benefits  that the

Employee has accrued prior to the date this Release Agreement is executed by the

Employee under the employee benefit plans and arrangements of the Company or any of its Affiliates.

                                      A-1
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

            5. In consideration of the Employee's release set forth in paragraph

2, the Company  knowingly  and  willingly  releases and forever  discharges  the

Employee from any and all charges,  complaints,  claims,  promises,  agreements,

controversies,  causes of action and demands of any nature  whatsoever  that the

Company now has or hereafter can, shall or may have against him/her by reason of any matter,  cause or thing  whatsoever  arising prior to the time of signing of this Release Agreement by the Company, provided, however, that nothing herein is intended to release any claim the Company may have  against the Employee for any illegal conduct.



            6. The Employee acknowledges that the Company has advised him/her to consult  with an  attorney  of  his/her  choice  prior to signing  this  Release

Agreement.  The Employee  represents that, to the extent he/she desires,  he/she has had the  opportunity  to review this Release  Agreement  with an attorney of his/her choice.



            7. The  Employee  acknowledges  that  he/she  has been  offered  the opportunity  to consider the terms of this Release  Agreement for a period of at least  forty-five  (45) days,  although  he/she may sign it sooner should he/she desire.  The Employee  further shall have seven additional days from the date of signing this Release Agreement to revoke his/her consent hereto by notifying, in writing,  the General  Counsel of the Company.  This Release  Agreement will not become  effective  until  seven  days after the date on which the  Employee  has signed it without revocation.




Dated:  ____________________         _______________________________
                                     [Employee Name]


                                     ANNTAYLOR STORES CORPORATION


                                    By:
                                     ---------------------------------
                                     Title: